SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 19, 1999


                               Fingermatrix, Inc.
             (Exact name of Registrant as Specified in its Charter)

          New York                  0-9940                    13-2854686
(State or other jurisdiction      (Commission                (IRS Employer
  of incorporation)                File No.)              Identification No.)


             249 North Saw Mill River Road, Elmsford, New York 10523
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (914) 592-5930

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Item 4.           Changes in Registrant's Certifying Accountant.

         Effective for its fiscal year commencing January 1, 1999, the Company has changed its independent auditors from Farber, Blicht & Eyerman, LLP (the "Former Accountant") to Cornick, Garber & Sandler, LLP (the "New Accountant").

         The Former Accountant was dismissed. The report of the Former Accountant for the Company's last two fiscal years did not contain an adverse opinion or a disclaimer of an opinion, nor was it modified as to audit scope or accounting principles. The opinion was, however, qualified by the assumption that the Company will continue as a going concern on the basis that the Company is a development stage company that emerged from bankruptcy in April 1995, pursuant to confirmation of a Plan of Reorganization, generated no significant revenues in 1996, 1997 and 1998 and, at December 31, 1998, had limited working capital. In April 1997 the Company suspended its operations and, in April, 1999, its net tangible assets were acquired for $90,000 pursuant to an Agreement and Plan of Reorganization which included a change of control in favor of the acquiring corporation which is currently the controlling shareholder. The opinion of the Former Accountant as at December 31, 1998, September 30, 1998 and 1997 states that these conditions raise substantial doubt about the Company's ability to continue as a going concern and that the financial statements for the aforesaid periods include an inventory, property and equipment valuation adjustment based upon these circumstances.

         The decision to change accountants was approved by the Company's Board of Directors. The Company has no audit committee.

         During the Company's two most recent fiscal years and the subsequent interim period since December 31, 1998, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. None of the events described in Item 304 (a) (i) (v) of Regulation S-K promulgated under the Securities Act of 1933, as amended, occurred during the Company's two most recent fiscal years and the subsequent interim period since December 31, 1998.

         The New Accountant was engaged on December 27, 1999 to audit the Company's financial statements for its fiscal year ended December 31, 1999.

Item 5.       Other Events

         (a) On November 19, 1999 Joel Brown resigned as a director of the Company and its subsidiaries. Mr. Brown had served as a director since the share exchange effected on April 28, 1999 which resulted, among other things, in a change in the officers and directors of the Company.

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         On such date, the Board of Directors of the Company and each of its subsidiaries appointed Grazyna B. Wnuk to fill the vacancies created by Mr. Brown's resignation. Since April 28, 1999 Ms. Wnuk has served as Vice President and Secretary of the Company. For more than five years prior to her resignation on April 2, 1998, Ms. Wnuk served as Secretary of The Sagemark Companies, Ltd. (formerly Consolidated Technology Group Ltd.) and all of its public and privately-held subsidiaries.

         (b) On December 13, 1999, the Board of Directors of the Company authorized the filing of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Series A 2% Voting Convertible Redeemable Preferred Stock from 150,000 shares to 200,000 shares.

Item 7.       Financial Statements and Exhibits.

         (c)  Exhibits

              99.1 Opinion of Garber, Blicht & Eyerman, LLP, Independent Certified Accountants, as at December 31, 1998, September 30, 1998 and 1997.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FINGERMATRIX, INC.


Date:   December 27, 1999      By: /S/ Lewis S. Schiller
                                  ----------------------
                                  Lewis S. Schiller,
                                  Chief Executive Officer

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Exhibit 99.1

FARBER, BLICHT & EYERMAN, LLP
--------------------------------------------------------------------------------
Certified Public Accountants
255 Executive Drive, Suite 215           Telephone: (516) 576-7040
Plainview, NY 11803-1715                 Facsimile:  (516) 576-1232


 To the Board of Directors
 and Stockholders of
 Fingermatrix, Inc.
 Dobbs Ferry, NY

        We have audited the accompanying balance sheets of Fingermatrix, Inc. (a development stage company) as of December 31, 1998, September 30, 1998 and 1997, and the related statements of operations, stockholders' equity (deficiency in assets), and cash flows for the three months ended December 31, 1998 and each of the three years ended September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fingermatrix, Inc. as of December 31, 1998, September 30, 1998 and 1997, and the results of operations and its cash flows for the three months ended December 31, 1998 and each of the three years ended September 30, 1998 in conformity with generally accepted accounting principles.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 1a and 2 to the financial statements, the Company is a development stage company that emerged from bankruptcy in April, 1995, generated no significant revenues in 1998, 1997 and 1996, and has limited working capital at December 31, 1998. In 1997, the Company suspended its operations and in April, 1999, its net tangible assets were acquired for $90,000 pursuant to a plan of reorganization and recapitalization, which included the acquisition of a controlling interest by another corporation. The operations of the Company subsequent to the change in control will be that of the acquiring corporation. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements include a valuation adjustment for inventory and property and equipment as a result of these circumstances.

                                     FARBER, BLICHT & EYERMAN, LLP

 Plainview, New York
 August 13, 1999